Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,993,910,000
Previously Paid Amount	0
Total Fee Amount	305,267.63
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this exhibit is attached is a final prospectus supplement for the related offering. The maximum aggregate offering price of that offering is $1,993,910,000.00.
Net Fee	$ 305,267.63
Narrative - Max Aggregate Offering Price	$ 1,993,910,000
Final Prospectus	true